Subsequent Events	6 Months Ended	12 Months Ended
	Apr. 30, 2012	Oct. 31, 2011
Subsequent Events [Text Block]
13.	Subsequent Events

See Note 5.

The Company is currently in the process of arranging to offer its securities in both Canada and the United States. The Company has paid broker for the finance service of $48,871 as of April 30, 2012 (October 31, 2011: $33,092), which has been recorded as deferred charges until the offering is complete.

12.	Subsequent Events

On December 1, 2011 we closed a private placement offering of convertible debentures in the aggregate amount of $200,000. The convertible debentures mature on December 1, 2012, subject to forced conversion as set out in the convertible debenture certificate. The convertible debentures pay an interest rate of 12% per annum (on a simple basis) and are convertible at $0.35 per unit. Each unit is comprised of one share of our common stock and one share purchase warrant. Each warrant entitles the holder thereof to purchase one share at a price of $0.40 per share from the earlier of the maturity date of the convertible debenture or one year from conversion of the convertible debenture. We also entered into a general security agreement with the subscribers, whereby the obligations to repay the convertible debenture are secured by oil and gas properties with carrying value of $1 M for the $620,000 private placement offering on November 30, 2010 and December 16, 2010 (see note 6(b)). The convertible debenture was entered into by two directors of the Company.

Also see Note 5 (a).